                                                                Exhibit 99.2(i)
[PRICEWATERHOUSECOOPERS LOGO]
                                            PricewaterhouseCoopers LLP
                                            1177 Avenue of the Americas
                                            New York NY 10036
                                            Telephone (212) 596 8000
                                            Facsimile (212) 596 8910

                        Report of Independent Accountants

To the Board of Directors and Stockholder of Chase Commercial Mortgage Banking Corporation

We have examined management's assertion about Chase Commercial Mortgage Group of The Chase Manhattan Bank (the "Company") compliance with the minimum servicing standards identified in the Mortgage Banker's Association of America's Uniform Single Attestation Program for Mortgage Bankers ("USAP") as of and for the year ended December 31, 2000 included in the accompanying management assertion (see
Exhibit I). Management is responsible for the Company's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the minimum servicing standards.

In our opinion, management's assertion that the Company complied with the aforementioned \ minimum servicing standards as of and for the year ended December 31, 2000 is fairly stated, in all material respects.

/s/ PricewaterhouseCoopers LLP
------------------------------
March 13, 2001

                                  [CHASE Logo]

                                                                       Exhibit 1

                  Management's Assertion Concerning Compliance
                      with USAP Minimum Servicing Standards

March 13, 2001

As of and for the year ended December 31, 2000, Chase Commercial Mortgage Group of Chase Manhattan Bank ("the Company") have compiled in al material respects with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers ("USAP").

As of and for the same period, the Company had in effect fidelity bond and errors and omissions policy in the amounts of $250,000,000 and of $25,000,000 respectively.

/s/ Patrick O'Brien
--------------------
Patrick O'Brien
Treasurer, Chase Commercial Mortgage Banking
Corp.

/s/ Janice Smith
---------------------
Janice Smith
Vice President of Chase Commercial Mortgage
Loan Servicing

                                                                 Exhibit 99.2(i)

[DELOITTE & TOUCHE LETTERHEAD]
DELOITTE & TOUCHE LLP
Certified Public Accountants
Suite 400
200 South Biscayne Boulevard
Miami, Florida 33131-2310

Telephone: (305) 358-4141
Facsimile: (305) 372-3160
www.us.deloitte.com

INDEPENDENT ACCOUNTANT'S REPORT

To the Board of Directors of
Lennar Partners, Inc.:

We have examined management's assertion about Lennar Partners, Inc.'s (the "Company") compliance with the minimum servicing standards identified in the Mortgage Banker's Association of America's Uniform Single Attestation Program for Mortgage Bankers (USAP) as applicable to the special servicing of commercial and multifamily mortgage loans as of and for the year ended December 31, 2000 included in the accompanying management assertion. Management is responsible for the Company's compliance with those applicable minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the entity's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the applicable minimum servicing standards.

In our opinion, management's assertion that the Company complied with the aforementioned applicable minimum servicing standards as of and for the year ended December 31, 2000 is fairly stated, in all material respects.

/s/ Deloitte & Touche LLP
-------------------------

March 9, 2001

[LENNAR PARTNERS LETTERHEAD]


March 1, 2001


LaSalle Bank, N.A
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
Attention:        Asset-Backed Securities
                  Chase Commercial Mortgage Securities Corp., Series 1996-1


Re: Annual Independent Public Accountant's Servicing Report Chase Commercial Mortgage Securities Corp.
                  Commercial Mortgage Pass-Through Certificates, Series 1996-1

To whom it may concern:

As of for the year ended December 31, 2000, Lennar Partners, Inc. has complied in all material respects with the applicable minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers applicable to the commercial and multifamily mortgages for the special servicer as noted in the attachment to this assertion. As of and for this same period, Lennar Partners, Inc. had in effect a fidelity bond in the amount of $7,500,000 and an errors and omissions policy in the amount of $10,000,000.

Sincerely,

LENNAR PARTNERS, INC.

/s/ Susan K. Chapman
------------------------------------
Susan K. Chapman
Vice President

cc:      Chase Manhattan Bank
         CCMB Servicing Division
         380 Madison Avenue, 11th Floor
         New York, NY 10017
         Attention: Janice Smith

         Chase Manhattan Bank
         450 West 33rd Street, 15th Floor
         New York, NY 10001
         Attention: Structured Finance Services (MBS)

LaSalle Bank, N.A.
March 1, 2001
Page 2




Fitch IBCA, Duff & Phelps
One State Street Plaza, 33rd Floor
New York, NY 10004
Attention: Commercial Mortgage Surveillance Group

Standard & Poor's Rating Group
25 Broadway
New York, NY 10004
Attention: Commercial Mortgage Surveillance Group

                                                                Exhibit 99.2(ii)
[DELOITTE & TOUCHE LETTERHEAD]
DELOITTE & TOUCHE LLP
Certified Public Accountants
Suite 400
200 South Biscayne Boulevard
Miami, Florida 33131-2310

Telephone: (305) 358-4141
Facsimile:  (305) 372-3160
www.us.deloitte.com

INDEPENDENT ACCOUNT'S REPORT

To the Board of Directors of
Lennar Partners, Inc.:

We have examined management's assertion about Lennar Partners, Inc.'s (the "Company") compliance with the minimum servicing standards identified in the Mortgage Banker's Association of America's Uniform Single Attestation Program for Mortgage Bankers (USAP) as applicable to the special servicing of commercial and multifamily mortgage loans as of and for the year ended December 31, 2000 included in the accompanying management assertion. Management is responsible for the Company's compliance with those applicable minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the entity's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the applicable minimum servicing standards.

In our opinion, management's assertion that the Company complied with the aforementioned applicable minimum servicing standards as of and for the year ended December 31, 2000 is fairly stated, in all material respects.

/s/ Deloitte & Touche LLP
-------------------------

March 9, 2001

[LENNAR PARTNERS LETTERHEAD]


March 1, 2001


LaSalle Bank, N.A
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
Attention:        Asset-Backed Securities
                  Chase Commercial Mortgage Securities Corp., Series 1996-2


Re: Annual Independent Public Accountant's Servicing Report Chase Commercial Mortgage Securities Corp.
                  Commercial Mortgage Pass-Through Certificates, Series 1996-2

To whom it may concern:

As of for the year ended December 31, 2000, Lennar Partners, Inc. has complied in all material respects with the applicable minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers applicable to the commercial and multifamily mortgages for the special servicer as noted in the attachment to this assertion. As of and for this same period, Lennar Partners, Inc. had in effect a fidelity bond in the amount of $7,500,000 and an errors and omissions policy in the amount of $10,000,000.

Sincerely,

LENNAR PARTNERS, INC.

/s/ Susan K. Chapman
------------------------------------
Susan K. Chapman
Vice President

cc:      Chase Manhattan Bank
         CCMB Servicing Division
         380 Madison Avenue, 11th Floor
         New York, NY 10017
         Attention: Janice Smith

         Chase Manhattan Bank
         450 West 33rd Street, 15th Floor
         New York, NY 10001
         Attention: Structured Finance Services (MBS)

LaSalle Bank, N.A.
March 1, 2001
Page 2




Fitch IBCA, Duff & Phelps
One State Street Plaza, 33rd Floor
New York, NY 10004
Attention: Commercial Mortgage Surveillance Group

Standard & Poor's Rating Group
25 Broadway
New York, NY 10004
Attention: Commercial Mortgage Surveillance Group

                                                              Exhibit 99.2(iii)









                        LEND LEASE ASSET MANAGEMENT, L.P.

             Uniform Single Attestation Program for Mortgage Bankers

                                December 31, 2000

                 (With Independent Accountant's Report Thereon)

[KPMG LLP Logo]
200 Crescent Court
Suite 300
Dallas, TX 75201-1885





                         Independent Accountant's Report

The Partners
Lend Lease Asset Management, L.P.:


We have examined management's assertions about Lend Lease Asset Management, L.P.'s (the Partnership) compliance with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers as of and for the year ended December 31, 2000 included in the accompanying management's assertions. Management is responsible for the Partnership's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertions about the Partnership's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Partnership's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Partnership's compliance with the minimum servicing standards.

In our opinion, management's assertion that the Partnership complied in all material respects with the aforementioned minimum servicing standards as of and for the year ended December 31, 2000 is fairly stated, in all material respects.

 /s/ KPMG LLP
---------------------------
February 21, 2001

[Lend Lease Real Estate Investments Logo]





February 21, 2001


                              MANAGEMENT ASSERTION

As of and for the year ended December 31, 2000, Lend Lease Asset Management, L.P. as Special Servicer, has complied in all material respects with the minimum servicing standards of the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers (USAP) set forth in the Appendix A.

A list of the portfolios covered by this representation is included in Appendix
B.

For the period January 1, 2000 through December 31, 2000, Lend Lease Asset Management, L.P. had in effect a fidelity bond in the amount of $25,000,000, errors and omissions liability coverage in the amount of $25,000,000, and mortgage impairment protection in the amount of $25,000,000.

/s/ A. Donald Boubel                /s/ Elaine Miller
---------------------------------   -------------------------------------------
A. Donald Boubel                    Elaine Miller
Accounting Officer, CFO             Vice President of Pearl Mortgage, Inc., G.P.
Lend Lease Asset Management, L.P.   Lend Lease Asset Management, L.P.

                                                                     Appendix A

                        LEND LEASE ASSET MANAGEMENT, L.P.
      Servicing Standards of the Mortgage Bankers Association of America's
             Uniform Single Attestation Program for Mortgage Bankers

I.   CUSTODIAL BANK ACCOUNTS

         1. Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:
                  o     be mathematically accurate;
                  o be prepared within 45 calendar days after the cutoff date;
                  o     be reviewed and approved by someone other than the
                        person who prepared the reconciliation; and
                  o     document explanations for reconciling items. These
                        reconciling items shall be resolved within 90 calendar days of their original identification.

         2. Funds of the servicing entity shall be advanced in cases where there is an overdraft in an investor's or a mortgagor's account.

         3. Each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor.

         4. Escrow funds held in trust for a mortgagor shall be returned to the mortgagor within 30 calendar days of payoff of the mortgage loan.

II.   MORTGAGE PAYMENTS

         1. Scheduled mortgage payments shall be deposited into the custodial bank accounts and related bank clearing accounts within two business days of receipt.

         2. Scheduled mortgage payments made in accordance with the mortgagor's loan documents shall be posted to the applicable mortgagor records within two business days of receipt.

         3. Scheduled mortgage payments shall be allocated to principal, interest, insurance, taxes or other escrow items in accordance with the mortgagor's loan documents.

         4. Mortgage payments identified as loan payoffs or other nonscheduled payments shall be allocated in accordance with the mortgagor's loan documents.

III.   DISBURSEMENTS

         1. Disbursements made via wire transfer on behalf of a mortgagor in investor shall be made only by authorized personnel.

         2. Disbursements made on behalf of a mortgagor or investor shall be posted within two business days to the mortgagor's or investor's records maintained by the servicing entity.

         3. Tax and insurance payments shall be made on or before the penalty or insurance policy expiration dates, as indicated on tax bills and insurance premium notices, respectively, provided that such support has been received by the servicing entity at least 30 calendar days prior to these dates.

                                                                   Appendix A

                        LEND LEASE ASSET MANAGEMENT, L.P.
      Servicing Standards of the Mortgage Bankers Association of America's
             Uniform Single Attestation Program for Mortgage Bankers

         4. Any late payment penalties paid in conjunction with the payment of any tax bill or insurance premium notice shall be paid from the servicing entity's funds and not charged to the mortgagor, unless the late payment was due to the mortgagor's error or omission.

         5. Amounts remitted to investors per the servicer's investor reports shall agree with canceled checks, or other form of payment, or custodial bank statements.

         6. Unused checks shall be safeguarded so as to prevent unauthorized access.

IV.   INVESTOR ACCOUNTING AND REPORTING

         1. The servicing entity's investor reports shall agree with, or reconcile to, investor records on a monthly basis as to the total unpaid principal balance and number of loans serviced by the servicing entity.

V.   MORTGAGOR LOAN ACCOUNTING

         1. The servicing entity's mortgage loan records shall agree with, or reconcile to, the records of mortgagors with respect to the unpaid principal balance on a monthly basis.

         2. Adjustments on ARM loans shall be computed based on the related mortgage note and any ARM rider.

         3. Escrow accounts shall be analyzed, in accordance with the mortgagor's loan documents, on an annual basis or as required by the servicing agreement.

         4. Interest on escrow accounts shall be paid, or credited, to mortgagors in accordance with the servicing agreements.

VI.   DELINQUENCIES

         1. Records documenting collection efforts shall be maintained during the period a loan is in default and shall be updated at least monthly. Such records shall describe the entity's activities in monitoring delinquent loans including, for example, phone calls, letters and mortgage payment rescheduling plans.

VII.   INSURANCE POLICIES

         1. A fidelity bond and errors and omissions policy shall be in effect on the servicing entity throughout the reporting period in the amount of coverage represented to investors in management's assertion.

                                                                      Appendix B

                        LEND LEASE ASSET MANAGEMENT, L.P.
             List of Portfolios Covered as of and for the year ended
                                December 31, 2000

Contract date              Portfolio                                 Trustee
-------------              ---------                                 -------

April 1, 1994              1994-M1 (Brazos Partners)                 State Street Bank & Trust
March 15, 1993             1988-NB (NationsBank)                     Bank of New York
August 1, 1991             1991-M1 (RTC/FDIC)                        State Street Bank & Trust
November 1, 1991           1991-M5 (RTC/FDIC)                        State Street Bank & Trust
February 1, 1992           1992-C1 (RTC/FDIC)                        Chemical Bank
July 1, 1992               1992-C5 (RTC/FDIC)                        Bank of America
October 1, 1992            1992-CHF (RTC/FDIC)                       Bank of America
March 1, 1993              1993-C2 (RTC/FDIC)                        State Street Bank & Trust
November 1, 1994           1994-C2 (RTC/FDIC)                        First National Bank of Chicago
July 1, 1995               1995-C1 (JP Morgan)                       State Street Bank & Trust
January 1, 1996            1996-C2 (JP Morgan)                       State Street Bank & Trust
May 1, 1996                1996-1 (NationsLink)                      Chase Manhattan Bank
August 1, 1996             1996-6 PML (Penn Mutual)                  LaSalle National Bank
March 1, 1996              Nomura 1996-D-2                           LaSalle National Bank
March 27, 1997             Nomura 1997-D4                            LaSalle National Bank
June 1, 1997               MSCI 1997-HFI                             LaSalle National Bank
August 11, 1997            GSM 1997-GLI                              LaSalle National Bank
October 24, 1997           Norura 1997-D5                            LsSalle National Bank
November 1, 1997           CSFB 1997-PSI                             State Street Bank & Trust
February 4, 1998           CDC 1998-STI                              LaSalle National Bank
April 1, 1998              SASCO 1998-C2                             LaSalle National Bank
October 1, 1998            CSFB 1998-PS2                             State Street Bank & Trust
September 1, 1997          JPMC 1997-C5                              LaSalle National Bank
June 1, 1997               ACMF 1997-C1                              LaSalle National Bank
June 1, 1997               CCMSC 1997-1                              LaSalle National Bank
March 1, 1998              Merrill Lynch 98-C2                       Wells Fargo
September 1, 1998          Artesia 98-C1                             LaSalle National Bank
November 18, 1999          CSFB99-PS3                                Chase Manhattan Bank
June 30, 2000              CSFB2000-PS4                              Chase Manhattan Bank
August 19, 1999            GSM99-TOP                                 State Street Bank & Trust
June 10, 2000              Chase 2000-2                              Wells Fargo
December 10, 2000          GE 2000-1                                 Wells Fargo
December 1, 1996           CMAC 96-C2                                State Street Bank & Trust

                                                               Exhibit 99.2(iv)

[DELOITTE & TOUCHE LETTERHEAD]
DELOITTE & TOUCHE LLP
Certified Public Accountants
Suite 400
200 South Biscayne Boulevard
Miami, Florida 33131-2310

Telephone: (305) 358-4141
Facsimile:  (305) 372-3160
www.us.deloitte.com

INDEPENDENT ACCOUNTANT'S REPORT

To the Board of Directors of
Lennar Partners, Inc.:

We have examined management's assertion about Lennar Partners, Inc.'s (the "Company") compliance with the minimum servicing standards identified in the Mortgage Banker's Association of America's Uniform Single Attestation Program for Mortgage Bankers (USAP) as applicable to the special servicing of commercial and multifamily mortgage loans as of and for the year ended December 31, 2000 included in the accompanying management assertion. Management is responsible for the Company's compliance with those applicable minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the entity's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the applicable minimum servicing standards.

In our opinion, management's assertion that the Company complied with the aforementioned applicable minimum servicing standards as of and for the year ended December 31, 2000 is fairly stated, in all material respects.

/s/ Deloitte & Touche LLP
--------------------------
March 9, 2001

[LENNAR PARTNERS LETTERHEAD]


March 1, 2001


State Street Bank and Trust Company
2 International Place, 5th Floor
Boston, MA 02110
Attention: Corporate Trust Department Chase Commercial Mortgage Securities Corp.
           Commercial Mortgage Pass-Through Certificates, Series 1997-2


Re: Annual Independent Public Accountant's Servicing Report Chase Commercial Mortgage Securities Corp.
           Commercial Mortgage Pass-Through Certificates, Series 1997-2

To whom it may concern:

As of for the year ended December 31, 2000, Lennar Partners, Inc. has complied in all material respects with the applicable minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers applicable to the commercial and multifamily mortgages for the special servicer as noted in the attachment to this assertion. As of and for this same period, Lennar Partners, Inc. had in effect a fidelity bond in the amount of $7,500,000 and an errors and omissions policy in the amount of $10,000,000.

Sincerely,

LENNAR PARTNERS, INC.

/s/ Susan K. Chapman
------------------------------------
Susan K. Chapman
Vice President

cc:      Chase Manhattan Bank
         CCMB Servicing Division
         380 Madison Avenue, 11th Floor
         New York, NY 10017
         Attention: Janice Smith

         Chase Manhattan Bank
         450 West 33rd Street, 15th Floor
         New York, NY 10001
         Attention: Structured Finance Services (MBS)

         Fitch IBCA, Duff & Phelps
         One State Street Plaza, 33rd Floor
         New York, NY 10004
         Attention: Commercial Mortgage Surveillance Group

State Street
March 1, 2001

Page 2




Standard & Poor's Rating Group
25 Broadway
New York, NY 10004
Attention: Commercial Mortgage Surveillance Group

Chase Commercial Mortgage Securities Corp.
380 Madison Avenue
New York, NY 10017
Attention: President
Cc: Jeanne Mininall, Esq.

                                                                 Exhibit 99.2(v)
[Arthur Andersen Letterhead]

ORIX Real Estate Capital Markets, LLC

Report on Management's Assertion on Compliance with
Minimum Servicing Standards Set Forth in the Uniform
Single Attestation Program for Mortgage Bankers

Together with Report of Independent Public Accountants

[Arthur Andersen Letterhead]

Report of Independent Public Accountants

To ORIX Real Estate, LLC:

We have examined management's assertion about ORIX Real Estate Capital Markets, LLC's ("ORECM") compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's (MBA) Uniform Single Attestation Program for Mortgage Bankers (USAP) (except for minimum servicing standards V.4. and VI.1., which the MBA has interpreted as inapplicable in commercial and multi-family servicing contracts) as of and for the year ended December 31, 2000, included in the accompanying management assertion. Management is responsible for ORECM's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion about ORECM's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about ORECM's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on ORECM's compliance with the minimum servicing standards.

In our opinion, management's assertion the ORECM complied with the aforementioned minimum Servicing standards as of and for the year ended December 31, 2000, is fairly stated, in all material Respects.

/s/ Arthur Anderson LLP
------------------------

Dallas, Texas
February 22, 2001

Report of Management

As of for the year ended December 31, 2000, ORIX Real Estate Capital Markets, LLC has complied in all material respects with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers (except for commercial loan and multifamily loan servicing, minimum servicing standards V.4. and VI.1., which the MBA has interpreted as inapplicable to such servicing). For the period of January 1, 2000, through July 11, 2000, ORIX Real Estate Capital Markets, LLC had in effect a fidelity bond and errors and omissions policy in the amount of $25,000,000. For the period of July 12, 2000, through December 31, 2000, ORIX Real Estate Capital Markets, LLC had in effect a fidelity bond and errors and omissions policy in the amount of $35,000,000.

/s/ Michael E. Cousins                               February 22, 2001
---------------------------
Michael E. Cousins
Chief Financial Officer

/s/ Paul Smyth                                       February 22, 2001
---------------------------
Paul Smyth
Managing Director of Servicing

                                                                Exhibit 99.2(vi)

GMAC Commercial
Mortgage Corporation
and Subsidiaries

Report on Compliance with Minimum
Master Servicing Standards
December 31, 2000

[PRICEWATERHOUSECOOPERS LOGO]

                                                    PricewaterhouseCoopers LLP
                                                    1177 Avenue of the Americas
                                                    New York NY 10036
                                                    Telephone (646) 471 4000
                                                    Facsimile (646) 471 4100



                        Report of Independent Accountants

To the Board of Directors and Shareholder of GMAC Commercial Mortgage Corp.

We have examined the accompanying management assertion, dated March 19, 2001, about GMAC Commercial Mortgage Corp.'s (the "Company") compliance with its established minimum master servicing standards ("M aster Servicing Policy") as of and for the year ended December 31, 2000 included in the accompanying management assertion (Exhibit 1). Management is responsible for the Company's compliance with the Master Servicing Policy. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with the standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the Master Servicing Policy and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the Servicing Policy.

In our opinion, management's assertion that the Company complied with the aforementioned Master Servicing Policy as of and for the year ended December 31, 2000 is fairly stated, in all material respects.

/s/PricewaterhouseCoopers LLP
-----------------------------

March 19, 2001

                         [GMAC Commercial Mortgage Logo]


                              Report on Management

As of and for the year ended December 31, 2000, GMAC Commercial Mortgage Corp., and its subsisiaries, have complied in all material respects with the master servicing standards set forth in the Company's master servicing standards (attached), which were derived from the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers.

The Company, as master servicer, performs certain functions with respect to servicing loans, however, the direct loan servicing functions are performed by various subservicers. For those loans included in the Pooling and Servicing Agreements listed in that attached Exhibit A, the Company has complied with their Master Servicing Standards enumerated below, as of and for the year ended December 31, 2000.

/s/ Michael L. Lipson                                March 19, 2001
Michael L. Lipson
Executive Vice President

                                                                       Exhibit 1

                         GMAC COMMERCIAL MORTGAGE CORP.
                       MINIMUM MASTER SERVICING STANDARDS

I.   CUSTODIAL BANK ACCOUNTS

         1. Reconciliations shall be prepared on a monthly basis for all custodial bank accounts and related bank clearing accounts. These reconciliations shall:

                  o     be mathematically accurate;

                  o be prepared within forty-five (45) calendar days after the cutoff date; but in any event in accordance with the applicable servicing agreements;

                  o be reviewed and approved by someone other than the person who prepared the reconciliation; and

                  o evidence explanations for reconciling items which shall be resolved within ninety (90) calendar days of their original identification.

         2. Funds of the servicing entity shall be advanced as specified in the applicable servicing agreements in cases where there is an overdraft in an investor's account or a request letter has been received from a subservicer for a servicing advance stipulated by the subservicing agreement.

         3. All cash for each custodial account shall be maintained at a federally insured depository institution in trust for the applicable investor or in an investment account in accordance with the applicable servicing agreement requirements.

II.   MORTGAGE PAYMENTS

         1. Mortgage payments shall be deposited into the custodial bank accounts and related bank clearing accounts within two business days of receipt from the subservicer.

         2. Mortgage payments made in accordance with the mortgagor's loan documents shall be posted to the applicable mortgagor records within two business days of receipt from the subservicer.

III.   DISBURSEMENTS

         1. Remittance made via wire transfer on behalf of a mortgagor or investor shall be made only by authorized personnel.

         2. Amounts remitted to investors per the servicer's investor shall agree with canceled checks, or other form of payment, or custodian bank statements.

IV.   INVESTOR ACCOUNTING AND REPORTING

         1. Monthly investor reports shall be sent in a timely manner listing loan level detail of payments and balances, and all other data required by the servicing agreements.

V.   INSURANCE POLICIES

         1. A fidelity bond and errors and omissions policy shall be in effect on the Company throughout the reporting period in the amount following: General Motors Corporation fidelity bond of $150 million, a GMAC Commercial Mortgage Corporation errors and omissions policy of $50 million.

VI.      MONITORING OF SUBSERVICER COMPLIANCE

         1. Within 120 days of a subservicer's year-ended, the subservicer's management assertions about compliance with minimum servicing standards, which were derived from the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers, and the Independent Accountant's Report on management's assertion shall be reviewed, and if the material exceptions are found, appropriate corrective action will be taken.

         2. An annual certification from each subservicer stating that the subservicer is in compliance with its subservicer agreement shall be obtained by April 30th for the previous calendar year.

Exhibit A

Chase Commercial Mortgage Securities Corp., Commercial Pass-Through Certificates, Series 1998-2

                                                               Exhibit 99.2(vii)
[KPMG Letterhead]
401 South Tryon Street
Suite 2300
Charlotte, NC 28202-1911



                         Independent Accountant's Report

The Board of Directors
First Union National Bank:

We have examined management's assertion about First Union National Bank's (the
Bank) compliance with the minimum servicing standards set forth in the Mortgage Bankers Association of America's (MBA) Uniform Single Attestation Program for Mortgage Bankers (USAP), except for minimum servicing standards V.4. and VI.1., which the MBA has interpreted as being inapplicable to the servicing of commercial and multifamily loans, as of and for the year ended December 31, 2000 included in the accompanying management assertion. Management is responsible for the Bank's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the Bank's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Bank's compliance with the applicable minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Bank's compliance with the applicable minimum servicing standards.

In our opinion, management's assertion that the Bank has complied in all material respects with the aforementioned applicable minimum servicing standards as of and for the year ended December 31, 2000 is fairly stated, in all material respects.

                                             /s/ KPMG LLP
                                             --------------------------



February 9, 2001

[First Union Securities Letterhead]

First Union Securities
NC0121
Structured Products Servicing
8739 Research Drive, URP4
Charlotte, NC 28288-1075




                             MANAGEMENT'S ASSERTION




As of and for the year ended December 31, 2000, First Union National Bank (the
Bank) has complied in all material respects with the minimum servicing standards set forth in the Mortgage Bankers Association of America's (MBA's) Uniform Single Attestation Program for Mortgage Bankers, except for minimum servicing standards V.4. and VI.1., which the MBA has interpreted as being inapplicable to the servicing of commercial and multifamily loans. As of and for the same period, the Bank had in effect fidelity bond and errors and omissions policies in the amount of $200 million and $20 million, respectively.



           /s/ John M. Church                                  February 9. 2001
  --------------------------------------------                -----------------
              John M. Church                                        Date
  Managing Director/Senior Vice President
         First Union National Bank



           /s/ Timothy S. Ryan                                February 9. 2001
  --------------------------------------------                -----------------
              Timothy S. Ryan                                        Date
          Director/Vice President
         First Union National Bank

                                                            Exhibit 99.2(viii)

                                       [Arthur Andersen Logo]


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To GE Capital Loan Services, Inc.:

We have examined management's accompanying assertion that GE Capital loan Services, Inc. (GECLS), complied with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers (USAP) as of and for the year ended December 31, 2000, in relation to its servicing of multifamily and commercial mortgage loans and that GECLS had in effect both a fidelity bond policy and an errors and omissions policy, each in the amount of $550,000,000 as of December 31, 2000. Our examination included all third-party loan portfolios. Management is responsible for GECLS's compliance with those servicing standards and for the maintaining both the fidelity bond and errors and omissions policies. Our responsibility is to express an opinion on management's assertion based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about GECLS's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on GECLS's compliance with the minimum servicing standards.

In our opinion, management's accompanying assertion that GECLS complied with the aforementioned minimum servicing standards and had in effect both a fidelity bond policy and an errors and omissions policy, each in the amount of $550,000,000 as of December 31, 2000, is fairly stated, in all material respects.

/s/ Arthur Anderson LLP

Houston, Texas
January 5, 2001

                                     [GE Capital Real Estate Logo]
                                     [GE Capital Loan Services, Inc. Letterhead]


January 5, 2001



Arthur Andersen LLP
711 Louisiana Street
Suite 1300
Houston, TX 77002


         As of and for the year ended December 31, 2000, GE Capital Loan Services, Inc.'s ("GELCLS") servicing of multi-family and commercial mortgage loans has complied in all material respects with the minimum serving standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers. GECLS's Fidelity Bond and Errors and Omissions policies provide coverage of up to $550,000,000 as of December 31, 2000. For all other errors and omission liabilities GECLS is self-insured for risks of errors and omissions in the performance of its commercial mortgage loan servicing business by General Electric Capital Corporation, its corporate parent.

                                     /s/ Joseph F. Beggins
                                     -----------------------------------
                                     Joseph F. Beggins
                                     President and Chief Executive Officer

                                                                Exhibit 99.2(ix)
[DELOITTE & TOUCHE LETTERHEAD]
DELOITTE & TOUCHE LLP
Certified Public Accountants
Suite 400
200 South Biscayne Boulevard
Miami, Florida 33131-2310

Telephone: (305) 358-4141
Facsimile:  (305) 372-3160
www.us.deloitte.com

INDEPENDENT ACCOUNTANT'S REPORT

To the Board of Directors of
Lennar Partners, Inc.:

We have examined management's assertion about Lennar Partners, Inc.'s (the "Company") compliance with the minimum servicing standards identified in the Mortgage Banker's Association of America's Uniform Single Attestation Program for Mortgage Bankers (USAP) as applicable to the special servicing of commercial and multifamily mortgage loans as of and for the year ended December 31, 2000 included in the accompanying management assertion. Management is responsible for the Company's compliance with those applicable minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the entity's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the applicable minimum servicing standards.

In our opinion, management's assertion that the Company complied with the aforementioned applicable minimum servicing standards as of and for the year ended December 31, 2000 is fairly stated, in all material respects.

/s/ Deloitte & Touche LLP
-------------------------

March 9, 2001

[LENNAR PARTNERS LETTERHEAD]


March 1, 2001


State Street Bank and Trust Company
2 Avenue de Lafayette
6th Floor
Boston, MA 02111
Attention:        Global Investors Services Group, Corporate Trust Department
                  Chase Commercial Mortgage Securities Corp., Series 2000-1


Re: Annual Independent Public Accountant's Servicing Report Chase Commercial Mortgage Securities Corp.
                  Commercial Mortgage Pass-Through Certificates, Series 2000-1

To whom it may concern:

As of for the year ended December 31, 2000, Lennar Partners, Inc. has complied in all material respects with the applicable minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers applicable to the commercial and multifamily mortgages for the special servicer as noted in the attachment to this assertion. As of and for this same period, Lennar Partners, Inc. had in effect a fidelity bond in the amount of $7,500,000 and an errors and omissions policy in the amount of $10,000,000.

Sincerely,

LENNAR PARTNERS, INC.

/s/ Susan K. Chapman
------------------------------------
Susan K. Chapman
Vice President

cc:      Chase Commercial Mortgage Securities Corp.
         270 Park Avenue
         New York, NY 10017
         Attention: Steven Z. Schwartz, Vice President

         Chase Commercial Mortgage Securities Corp.
         270 Park Avenue
         New York, NY 10017
         Attention: Jeanne M. Mininall, Esq.

State Street and Trust Comapny
March 1, 2001
Page 2



Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, NY 10001
Attention: Capital Markets Fiduciary Services (CMBS)

Fitch IBCA, Duff & Phelps
55 East Monroe Street
Chicago, Illinois 60603
Attention: Commercial Mortgage Monitoring Group

Standard & Poor's Rating Group
55 Water Street
New York, NY 10041
Attention: Commercial Mortgage Surveillance Group

The Chase Manhattan Bank
380 Madison Avenue, 10th Floor
New York, NY 10017
Attention: Janice M. Smith

                                                                Exhibit 99.2(xi)
[DELOITTE & TOUCHE LETTERHEAD]
DELOITTE & TOUCHE LLP
Certified Public Accountants
Suite 400
200 South Biscayne Boulevard
Miami, Florida 33131-2310

Telephone: (305) 358-4141
Facsimile:  (305) 372-3160
www.us.deloitte.com

INDEPENDENT ACCOUNTANT'S REPORT

To the Board of Directors of
Lennar Partners, Inc.:

We have examined management's assertion about Lennar Partners, Inc.'s (the "Company") compliance with the minimum servicing standards identified in the Mortgage Banker's Association of America's Uniform Single Attestation Program for Mortgage Bankers (USAP) as applicable to the special servicing of commercial and multifamily mortgage loans as of and for the year ended December 31, 2000 included in the accompanying management assertion. Management is responsible for the Company's compliance with those applicable minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the entity's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the applicable minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the applicable minimum servicing standards.

In our opinion, management's assertion that the Company complied with the aforementioned applicable minimum servicing standards as of and for the year ended December 31, 2000 is fairly stated, in all material respects.

/s/ Deloitte & Touche LLP
-------------------------

March 9, 2001

[LENNAR PARTNERS LETTERHEAD]


March 1, 2001


State Street Bank and Trust Company
2 Avenue de Lafayette, 6th Floor
Boston, MA 02111
Attention:        Global Investors Services Group, Corporate Trust Department
                  Chase Commercial Mortgage Securities Corp., Series 2000-3


Re: Annual Independent Public Accountant's Servicing Report Chase Commercial Mortgage Securities Corp.
                  Commercial Mortgage Pass-Through Certificates, Series 2000-3

To whom it may concern:

As of for the year ended December 31, 2000, Lennar Partners, Inc. has complied in all material respects with the applicable minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers applicable to the commercial and multifamily mortgages for the special servicer as noted in the attachment to this assertion. As of and for this same period, Lennar Partners, Inc. had in effect a fidelity bond in the amount of $7,500,000 and an errors and omissions policy in the amount of $10,000,000.

Sincerely,

LENNAR PARTNERS, INC.

/s/ Susan K. Chapman
------------------------------------
Susan K. Chapman
Vice President

cc:      Chase Commercial Mortgage Securities Corp.
         270 Park Avenue
         New York, NY 10017
         Attention: Scott Davidson, Vice President

         Standard & Poor's Rating Group
         55 Water Street
         New York, NY 10041
         Attention: Commercial Mortgage Surveillance Group

State Street and Trust Comapny
March 1, 2001
Page 2



Fitch IBCA, Duff & Phelps
55 East Monroe Street
Chicago, Illinois 60603
Attention: Commercial Mortgage Monitoring Group

The Chase Manhattan Bank
380 Madison Avenue, 10th Floor
New York, NY 10017
Attention: Janice M. Smith